Shareholders' and Members' Equity	9 Months Ended
Sep. 30, 2024
Stockholders' Equity Note [Abstract]
Shareholders' and Member's Equity
7.	Shareholders’ and Member’s Equity
Shareholders’ Equity
Holders of Class A shares and Class B shares vote together as a single class on all matters presented to our shareholders, except as otherwise required by applicable law or by the A&R LLC Agreement. To the extent we pay any cash dividends on our Class A shares, under the terms of our organizational documents, Class B shares are not entitled to participate in any dividends our Board may declare.
During the three months ended September 30, 2024, no Class B shares were redeemed for Class A shares.
On November 5, 2024, the Board declared a dividend on our Class A shares of $0.10 per share, which was paid on December 19, 2024 to shareholders of record as of December 5, 2024.
Member’s Equity
Prior to the Division, NDB LLC held 100% of the limited liability company interests of OpCo. OpCo’s limited liability company interests were generally consistent with ordinary equity ownership interests. Distributions (including liquidating distributions) were to be made to the sole member at a time to be determined by the board of managers. There were no restrictions on distributions. The sole member’s equity account was adjusted for distributions paid to, and additional capital contributions that were made by the sole member. All revenues, costs and expenses of OpCo were allocated to the sole member in accordance with the initial limited liability company agreement of LandBridge Company LLC, dated as of September 27, 2023 (the “Prior LLC Agreement”).